Exhibit 10.11


                    THE ALEXANDER & ALEXANDER SERVICES INC.

                     EMPLOYEE DISCOUNT STOCK PURCHASE PLAN


                                   ARTICLE I
                                    PURPOSE

         This Employee Discount Stock Purchase Plan is intended to encourage employees of Alexander & Alexander Services Inc. ("A&A") and its subsidiaries (collectively, together with A&A, the "Company") to remain in the employ of the Company and to participate in its growth by permitting them to purchase shares of A&A's common stock at a price that is less than fair market value on the date of purchase. Such purchases shall be made from funds accumulated through payroll deductions within a period of not more than 27 months from the Commencement Date of any Offering under this Plan. This Plan is intended to qualify as a "Employee Stock Purchase Plan" within the meaning of Section 423 of the Code.


                                   ARTICLE II
                                  DEFINITIONS

         SECTION 2.1 The following words and phrases shall have the meanings indicated for purposes of the Plan, unless the context clearly indicates otherwise:

               (a)  ACCOUNT. The account established for each Participant.

               (b)  BOARD. The Board of Directors of A&A.

               (c) CODE. The Internal Revenue Code of 1986, as amended, and as it may be amended from time to time.

               (d) COMMITTEE. The Committee appointed from time to time to administer the Plan. Unless otherwise specified by the Board or any relevant subcommittee thereof, the Committee shall be the Company's U.S. Employee Benefits Committee.

               (e) COMMENCEMENT DATE. The date as of which an Offering shall commence, as determined pursuant to the Plan and specified in each Offering.

               (f) EMPLOYEE. Any salaried employee of the Company whose customary employment is (i) 20 hours per week or more, or
                    (ii) at least five months in any calendar year.
               (g) EXPIRATION DATE. The last day of any Offering period, as determined pursuant to the Plan and as specified in each Offering, which date


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                    shall occur not later than 27 months from the Commencement
                    Date of any Offering. The Expiration Date shall be the last day on which payroll deductions made during the Offering period may be withdrawn; if not withdrawn on or prior to the Expiration Date, all such payroll deductions shall be applied to the purchase of Stock pursuant to the terms of the Offering.

               (h) HARDSHIP. For purposes of this Plan, each of the following circumstances shall be deemed to be a hardship: (1) medical expenses previously incurred by the Participant or any dependents of the Participant or any other member of the Participant's family, or necessary for the Participant or such dependent or family member, (ii) the purchase (including mortgage payments) of a principal residence for the Participant, (iii) payment of tuition and related educational fees for the next 12 months' education for the Participant or the Participant's spouse, children or dependents, (iv) the need to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence, (v) payment of funeral and other expenses incurred in connection with the death of any member of the Participant's family, or (vi) any other circumstance of immediate and heavy financial need identified as such in revenue rulings, notices or other documents of the Internal Revenue Service of general applicability. The Committee's determination of the existence of an Participant's Hardship shall be final and binding on the Participant.

               (i) MINIMUM HOLDING PERIOD. The period of time Shares purchased under the Plan will be held in custody in a Participant's Account, as specified in the terms and conditions of each Offering.

               (j) OFFERING. Any offering made in accordance with the terms and conditions of the Plan permitting Participants to purchase Stock under the Plan.

               (k) OPTION. The right of an eligible Employee to purchase Stock by participating in an Offering.

               (l) OPTIONEE OR PARTICIPANT. An Employee who exercises his or her Option by authorizing payroll deductions pursuant to
                    Section 6.3 hereof.

               (m) PLAN. The A&A Services Inc. Employee Discount Stock Purchase Plan, as herein set forth, and as amended from time to time.

               (n) PURCHASE PRICE. The price per Share at which Stock may be purchased under the Plan, which shall not be less than 85% of the fair market value of a Share on either the Commencement Date or the Expiration Date.

               (o) SHARES OR STOCK. Shares of the common stock, par value $1.00 per share, of A&A.


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







               (p) SUBSIDIARIES. Any entity described in Section 424(f) of the Code.

         SECTION 2.2 The masculine gender shall include the feminine, and the singular shall include the plural, where appropriate.


                                   ARTICLE III
                           ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Committee, which shall have full power and authority to: (a) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (b) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (c) determine the terms of each Offering and Options granted pursuant thereto, including establishing the Purchase Price for each Offering; and (d) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company, any Participant or Optionee and any other employee of the Company. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.


                                   ARTICLE IV
                      EMPLOYEES ELIGIBLE TO PURCHASE STOCK

         All Employees shall be eligible to purchase Stock under the Plan except for any Employee who, immediately after the granting of an Option, would own (or be deemed to own under the rules of Section 423(b)(3) of the Code) any class of Company stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries. If the effect of the granting of an Option to an Employee is such that his total stock ownership (as determined under Section 423(b)(3) of the Code) equals or exceeds such five percent (5%) limitation, such Option shall be entirely void as if it had never been granted.


                                    ARTICLE V
                                      STOCK

         The maximum number of Shares which may be purchased under the Plan is 750,000 Shares, subject, however, to adjustment as hereinafter provided. At any time after the effective date of the Plan, if there is a change in the number of Shares outstanding, whether as a result of a stock dividend, a split-up of Shares, merger, consolidation, recapitalization or similar corporate transaction, then, effective with the record date for such change, the Board shall appropriately adjust the maximum number of Shares which thereafter may be purchased under the Plan.

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





                                   ARTICLE VI
            OFFERINGS; GRANTING OF OPTIONS; AUTHORIZATION OF PAYROLL
                           DEDUCTIONS BY PARTICIPANTS

         SECTION 6.1 Offerings may be made from time to time to all Employees. Every eligible Employee on the Commencement Date of any Offering shall be deemed to have been granted an Option pursuant to the terms of that Offering.

         SECTION 6.2 Unless otherwise specified by the Committee, there shall be two Offerings under the Plan during each calendar year. Unless otherwise specified by the Committee prior to the Commencement Date for any Offering, the Commencement Dates and Expiration Dates, respectively, of each Offering shall
(a) January 1 and June 30 and (b) July 1 and December 31.

         SECTION 6.3 Each Employee shall become a Participant pursuant to the terms of an Offering by filing an election to participate in that Offering in the form of a payroll deduction authorization (in the manner prescribed by the Committee) within such time as may be specified in such Offering. The election shall specify the amount of each payroll deduction which the Employee wishes to apply to the purchase of Stock in the Offering, which shall not be less than $10 per payroll period nor greater than $1,000 per payroll period (subject to the limitations contained in Section 7(b) of the Plan). Payroll deductions shall (a) commence with the first regular payroll period coinciding with or ending on the Commencement Date of the Offering, or at such other time as may be specified in such Offering, and (b) shall end on the earlier of the last regular payroll period coinciding with or ending before the Expiration Date or, if earlier, upon the termination of a Participant's employment with the Company.


                                   ARTICLE VII
                  TERMS AND CONDITIONS OF OFFERINGS AND OPTIONS

         SECTION 7 Except as provided in subparagraph (b) of this Section 7, all Participants shall have the same rights and privileges, as specified below:

           1. PURCHASE PRICE: Each Offering shall state the Purchase Price per share at which Stock may be purchased thereunder. In determining the Purchase Price, the fair market value per share of Stock shall be the closing price reported on the New York Stock Exchange Composite Tape for the date on which such value is being determined, provided, however, that if any such date is not a stock trading date, then the closing price on the next trade date shall be used. In no event, however, shall the Purchase Price per share for any Offering be less than the par value per share of Stock.

           2. ACCRUAL LIMITATION: Notwithstanding any other provision of the Plan, no Option shall be granted to any Employee which would permit such Employee to purchase Stock pursuant to all unexpired offerings under all existing employee stock purchase plans, as defined in Section 423 of the Code, accruing at a rate which exceeds at any time twenty-five


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                thousand dollars ($25,000) of the fair market value of the Stock
                (determined at the time such Option is granted) during any calendar year in which such Option is outstanding. For purposes of this subparagraph (b):

               a) an Option accrues when the Option (or any portion thereof) first becomes exercisable during any calendar year;

               b) an Option accrues at the rate provided in the applicable Offering, but in no case may such rate for any Employee exceed twenty-five thousand dollars ($25,000) of the fair market value of the Stock determined at the time the Option is granted for any one calendar year;

               c) an Option that has accrued under any one Offering may not be carried over by a Participant to any other Offering; and

               d) only rights to purchase Stock that have been granted under an employee stock purchase plan which complies with Section 423 of the Code shall be taken into account for purposes of this subparagraph (b).

           3. NONTRANSFERABILITY OF OPTIONS: An Option shall not be transferable by the Employee or Participant to whom it has been granted otherwise than by will or the laws of descent and distribution and shall be exercisable, during his lifetime, only by him. However, in the discretion of the Committee, the terms of any Offering may prohibit transfer under any circumstances and provide for cancellation of the unexercised portion of any Option upon the death of a Participant.

           4. PURCHASES: Purchases of Shares by any Participant pursuant to an Offering shall be made with funds accumulated in his Account through payroll deductions from such Participant's salary or as otherwise permitted by the Committee, under rules of uniform application over the time period specified in such Offering.

           5. OTHER PROVISIONS: Each Offering shall contain such other provisions as the Committee shall deem advisable, including restrictions on resale of Stock purchased through an Offering, provided that no such provisions may in any way conflict, or be inconsistent, with the terms of the Plan as amended from time to time.

           6. REQUIREMENTS OF LAW: The issuance of any Stock hereunder is conditioned upon registration of the Stock to be issued under applicable federal and state securities laws and its listing on any applicable stock exchange. In no event shall any Stock be issued hereunder prior to the effective date of any such registration or listing application.

           7. ISSUANCE OF SHARES: The shares of Stock purchased by each Participant shall be considered to be issued and outstanding to his credit as of the close of business on the Expiration Date for any




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





                Offering. Shares purchased by each Participant during an Offering shall be credited to that individual's Account no later than the day after the Expiration Date of that Offering.

           8. ACCOUNT BALANCES: No interest shall accrue at any time for any amount credited to the Account of a Participant. After the close of each Offering, a report will be sent to each Participant stating the entries made to his Account, the number of Shares purchased and the applicable Purchase Price.

           9. MINIMUM HOLDING PERIOD: A Participant will possess all the rights and privileges of a stockholder with respect to all of the Shares held in his or her Account under the Plan, including the right to vote such Shares, and will receive all dividends, distributions and stockholder communications with respect to such Shares. However, Shares shall remain in the Account until the expiration of the Minimum Holding Period with respect to such Shares, as determined by the Committee at or prior to the Commencement Date of the Offering.


                                  ARTICLE VIII
                      WITHDRAWALS FROM PARTICIPANT ACCOUNTS

         SECTION 8.1 Except for any officer of the Company who is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (an "Executive Officer"), Participants may cease participation in an Offering at any time prior to the Expiration Date and withdraw all cash amounts in their Account. Such withdrawal shall serve to cancel the Participant's Option and the Participant shall thereupon cease his or her participation in such Offering. Partial cash withdrawals shall not be permitted. Cash withdrawal requests shall be made in such form and under such conditions as may be specified from time to time by the Committee. Executive Officers may not make cash withdrawals for so long as they remain Executive Officers.

         SECTION 8.2 A Participant may request, once in each calendar year, delivery of a stock certificate representing all or any portion of the Shares (in a whole number of Shares) held in his or her Account for at least the Minimum Holding Period. Unless otherwise specified by the Committee at or prior to the Commencement Date of any Offering, the Minimum Holding Period with respect to Shares purchased under such Offering shall be one year from the Expiration Date of that Offering,. A Participant shall not be permitted to pledge, transfer or sell Shares held in his or her Account until they are issued in certificate form after expiration of the Minimum Holding Period. Withdrawals of Shares prior to the end of the Minimum Holding Period will be permitted only for the purpose of Hardship, demonstrated to the reasonable satisfaction of the Committee.

         SECTION 8.3 Upon termination of a Participant's employment with the Company for any reason, whether voluntary or involuntary, his or her participation in the Plan shall immediately terminate. As soon thereafter as practicable, the Participant shall receive the following: (a) cash in an amount equal to the balance



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



in his or her Account as of the date of the termination of employment, (b) a stock certificate for all whole Shares held in the Account for at least the Minimum Holding Period and (c) the cash equivalent of any fractional Share in the Account. Any Shares held for less than the Minimum Holding Period shall remain in the Account for the remainder of any such holding period(s) and certificates for such Shares shall be issued to the former Participant only at the conclusion of the Minimum Holding Period applicable to such Shares.


                                   ARTICLE IX
             RECAPITALIZATION OR REORGANIZATION AND STOCK DIVIDENDS

         SECTION 9.1 If the Company shall be the surviving corporation in any merger, consolidation, or reorganization, each outstanding Option shall pertain to and apply to the securities to which a holder of a number of shares subject to the Option would have been entitled. In the event of a dissolution or liquidation of the Company, or any merger, consolidation or reorganization in which the Company is not the surviving corporation, the Committee, at its election, may cause each outstanding Option to terminate, provided, however, that each Optionee shall, in such event, subject to such rules and limitations of uniform application as the Committee may prescribe, be entitled to the rights of terminating Participants provided in Section 8.

         SECTION 9.2 The aggregate number of Shares which may be purchased by the exercise of outstanding Options and the Purchase Price per share covered by each such outstanding Option and the number of Shares held in a Participant's Account, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such Shares effected without the receipt of consideration by the Company.

         SECTION 9.3 The grant of an Option under the Plan shall not affect in any way the Company's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                    ARTICLE X
                              AMENDMENT OF THE PLAN

         The Board may suspend or terminate the Plan, reconstitute the Plan in whole or in part, or amend or revise the Plan in any respect whatsoever except that (a) no amendment shall cause any Option to fail to qualify as an option under an "employee stock purchase plan" as defined in Section 423 of the Code,
(b) without approval of the stockholders, no amendment shall increase the number of Shares which may be sold under the Plan or make any change in the Employees or class of Employees eligible to participate in the Plan, and (c) without the approval of an Optionee, no change shall be made in the terms of any outstanding Option adverse to the interest of the Optionee.



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




                                   ARTICLE XI
                                  MISCELLANEOUS

         SECTION 11.1 The Board may approve or adopt discount stock purchase plans under the Plan for employees of Subsidiaries as required to meet the provisions of the tax or securities laws or other applicable laws, rules or regulations in the jurisdictions in which any Subsidiary operates. Any shares of Stock issued under any such Subsidiary plans shall be deemed to have been issued under the Plan. The Board, in its sole discretion, may delegate its authority under this Section 11.1 to (a) its Compensation, Benefits and Nominating Committee or (b) to the extent permitted under applicable law, to the Chief Executive Officer or any other appropriate officer of the Company.

         SECTION 11.2 Neither the Plan nor any document generated in connection herewith shall be construed to give any Employee the right to be retained in the employ of the Company. The Company retain the unqualified right to terminate the employment of any Employee at any time.






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





                     THE ALEXANDER & ALEXANDER SERVICES INC.
             WORLDWIDE EMPLOYEE SAVINGS-RELATED STOCK PURCHASE PLAN


                                    ARTICLE I

                                     PURPOSE

This Worldwide Employee Savings-Related Stock Purchase Plan has been established by the Board of Directors of Alexander & Alexander Services Inc. ("A&A") pursuant to its powers under Section 11.1 of A&A's Employee Discount Stock Purchase Plan ("Stock Plan"). It is intended to encourage employees of subsidiaries of A&A (collectively, together with A&A, the "Company") organized under the laws of jurisdictions outside the United States of America and the United Kingdom to remain in the employ of the Company and to participate in its growth by permitting them to purchase shares of A&A's common stock at a price that is less than fair market value on the date of purchase. Such purchases shall be made from funds accumulated through payroll deductions over a period of not more than 66 months from the Commencement Date of any Offering under this Plan.


                                   ARTICLE II

                                   DEFINITIONS

SECTION 2.1 The following words and phrases shall have the meanings indicated for purposes of the Plan, unless the context clearly indicates otherwise:

     (a) ACCOUNT. The savings account established for each Participant with the Savings Institution.

     (b) ACQUISITION PRICE. In relation to an Option means the aggregate price payable on exercise, being the number of Shares subject to the Option which the Optionee desires to purchase multiplied by the Purchase Price.

     (c)  BOARD. The Board of Directors of A&A.

     (d) COMMITTEE. The Committee appointed from time to time to administer the Plan.




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     (e)  COMMENCEMENT DATE. The date as of which an Offering shall commence, as determined pursuant to the Plan and specified in each Offering.

     (f) EMPLOYEE. Any salaried employee of a Foreign Subsidiary of the Company whose customary employment is (i) 20 hours per week or more, or (ii) at least five months in any calendar year.

     (g) FOREIGN SUBSIDIARY. A Subsidiary designated by the Committee to offer this Plan to its Employees. Annex A lists the Foreign Subsidiaries as at the date of establishment of this Plan.

     (h) LOCAL CURRENCY. Those lawful currency or currencies in which salaries of Employees are paid and any other currencies as the Committee may from time-to-time approve for the purpose of the Plan.

     (i) LOCAL CURRENCY EQUIVALENT. An amount of money in a Local Currency which is equivalent to an amount in United States Dollars (US$) calculated by using the noon buying rate for that Local Currency in New York City on the relevant day.

     (j) MAXIMUM CONTRIBUTION. Under all Savings Contracts made by an Employee is the Local Currency Equivalent of US$1,000 per month.

     (k) MONTHLY CONTRIBUTIONS. The Local Currency Equivalent per month agreed to be paid by a Participant into his Savings Contract.

     (l) OFFERING. Any offering made in accordance with the terms and conditions of the Plan permitting Participants to enter into Savings Contracts and acquire Options under the Plan.

     (m) OFFERING PERIOD. The period starting on the Commencement Date and ending on the Repayment Date.

     (n) OPTION. The right of an eligible Employee to purchase Stock through the Plan.

     (o) OPTIONEE OR PARTICIPANT. An Employee to whom an Option has been granted under the Plan.

     (p) PLAN. The A&A Services Inc. Worldwide Employee Savings-Related Stock Purchase Plan, as herein set forth, and as amended from time-to-time.





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



     (q) PURCHASE PRICE. The price per Share at which Stock may be purchased under the Plan, which shall not be less than 85% of the fair market value of a Share on the Commencement Date.

     (r) REPAYMENT DATE. The repayment date under the Savings Contract being a date not more than five years after the commencement of the Savings Contract on which the total value of the Savings Contract is due to be paid to the Employee.

     (s) SAVINGS AUTHORITY. The bank or other savings institution recognized by the Company from time-to-time for the purpose of receiving Monthly Contributions under Savings Contracts.

     (t) SAVINGS CONTRACT. The contract between a Participant and the Savings Authority which provides for the payment of Monthly Contributions by payroll deduction.

     (u) SHARE OR STOCK. Shares of the common stock, par value $1.00 per share, of A&A.

     (v) SUBSIDIARIES. Any entity described in Section 424(f) of the Internal Revenue Code of 1986 as amended.

SECTION 2.2 The masculine gender shall include the feminine, and the singular shall include the plural, where appropriate.




                                   ARTICLE III

                           ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Committee, which shall have full power and authority to: (a) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (b) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (c) determine the terms of each Offering and Options granted pursuant thereto, including establishing the Purchase Price for each Offering and the length of the Offering Period; and (d) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company, any Participant or Optionee and any other employee of the Company. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.



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






                                   ARTICLE IV

                      EMPLOYEES ELIGIBLE TO PURCHASE STOCK

All Employees shall be eligible to receive an Option to purchase Stock under the Plan.


                                    ARTICLE V

                                      STOCK

The maximum number of Shares which may be purchased under the Plan is 750,000 Shares, subject, however, to adjustment as hereinafter provided. At any time after the effective date of the Plan, if there is a change in the number of Shares outstanding, whether as a result of a stock dividend, a split-up of Shares, merger, consolidation, recapitalization or similar corporate transaction, then, effective with the record date for such change, the Board shall appropriately adjust the maximum number of Shares which thereafter may be purchased under the Plan.


                                   ARTICLE VI

                OFFERINGS; GRANTING OF OPTIONS; AUTHORIZATION OF
                       PAYROLL DEDUCTIONS BY PARTICIPANTS

SECTION 6.1 Offerings may be made from time-to-time to all Employees. Every Employee on the Commencement Date of any Offering shall be offered the opportunity to enter into a Savings Contract and to receive an Option pursuant to the Plan.


SECTION 6.2 Offerings may be made under the Plan whenever the Committee thinks fit. The Committee shall establish the length of the Offering Period, which need not be the same for all Foreign Subsidiaries; provided, however, that no Offering Period shall be less than 12 months nor greater than 66 months in length.


SECTION 6.3 Each Employee shall become a Participant pursuant to the terms of an Offering by filing an election to participate in that Offering in the form of a payroll deduction authorization (in the manner prescribed from time-to-time by the Committee) within such time as may be specified in such Offering. Such authorization shall include the Employee's agreement to enter into a Savings Contract and shall provide for the Employee to state





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



 the Monthly Contributions (being not less than and a multiple of the Local Currency Equivalent of US$10) which he wishes to make under such Savings Contract; and shall provide that, in the event of a scaling down in accordance with Section 6.5, the Committee is authorized by the Employee to reduce the amount of his Monthly Contributions to the extent of such scaling down. The aggregate of the Monthly Contributions which may be made by any Participant under all Savings Contracts entered into by him may not exceed the Maximum Contribution.


SECTION 6.4 Each application shall be deemed to be for an Option over such number of Shares as can be acquired at the Purchase Price with an amount of money equal to the sum of the Monthly Contributions which the Employee has agreed to make multiplied by 1.15.


SECTION 6.5 To the extent that valid applications are received for Options in excess of any maximum number of Shares which are available for grant during the relevant Offering or the limitations in Article V, then the applications shall be scaled down to the extent necessary by reducing the proposed Monthly Contributions in excess of the Local Currency Equivalent of US$10 pro rata and then, so far as necessary, selecting by lot.


SECTION 6.6 Payroll deductions shall (a) commence with the first regular payroll period coinciding with or ending on the Commencement Date of the Offering, or at such other time as may be specified in such Offering, and (b) shall end on the last regular payroll period coinciding with or ending before the Repayment Date or, if earlier, upon the termination of a Participant's employment with the Foreign Subsidiary.


                                   ARTICLE VII

                  TERMS AND CONDITIONS OF OFFERING AND OPTIONS

SECTION 7 All Participants shall have the same rights and privileges, as specified below:

(a) PURCHASE PRICE: Each Offering shall state the Purchase Price per share at which Stock may be purchased thereunder. In determining the Purchase Price, the fair market value per share of Stock shall be the closing price reported on the New York Stock Exchange Composite Tape for the date on which such value is being determined, provided, however, that if any such date is not a stock trading date, then the closing price on the next trade date shall be used. In no event,


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



 however, shall the Purchase Price per share for any Offering be less than the par value per share of Stock.

(b) NONTRANSFERABILITY OF OPTIONS: An Option shall not be transferable by the Employee or Participant to whom it has been granted otherwise than by will or the laws of descent and distribution and shall be exercisable, during his lifetime, only by him.

(c) PURCHASES: An Option may be exercised in whole or in part by the delivery to the Company of an Option Certificate stating the number of Shares over which the Option is then to be exercised, with the notice of exercise in the prescribed form duly completed and signed by the Optionee (or in any other form specified by the Committee), together with a remittance for the Acquisition Price payable in respect of the number of Shares over which the Option is to be exercised.

(d) OTHER PROVISIONS: Each Offering shall contain such other provisions as the Committee shall deem advisable, including restrictions on resale of Stock purchased through an Offering, provided that no such provisions may in any way conflict, or be inconsistent, with the terms of the Plan as amended from time-to-time.

(e) REQUIREMENTS OF LAW: The issuance of any Stock hereunder is conditioned upon compliance with all legal requirements, including but not limited to the registration of the Stock to be issued under applicable securities laws and its listing on any applicable stock exchange. In no event shall any Stock be issued hereunder prior to the effective date of any such registration or listing application.

(f) ISSUANCE OF SHARES: The Shares purchased by each Participant shall be issued and delivered to him within a reasonable period of time following the delivery of the Acquisition Price to the Company.

(g) OPTION CERTIFICATE: The Company shall within sixty days of the Commencement Date grant an Option to each Employee who has made a valid application. The grant of the Option shall be evidenced by the issue of an Option Certificate to the Employee in such form as the Committee may determine stating the number of Shares subject to his Option and the applicable Purchase Price.



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





                                  ARTICLE VIII

                               RIGHTS OF EXERCISE

SECTION 8.1 Save as provided in Section 8.2 and Article X, an Option may be exercised only during the period of six months commencing with the Repayment Date under the relevant Savings Contract; and save as provided in Sections 8.2(a) and 8.2(b), an Option shall not be exercisable later than six months after the Repayment Date; and save as provided in Section 8.2, an Option may only be exercised by a Participant while he is an Employee.


SECTION 8.2 Except as otherwise determined by the Committee and stated in the terms of an offering, an Option may be exercised by a Participant or his personal representatives within the periods specified in relation to the applicable circumstances set out below:

(a) within 12 months following the date of his death if such death occurs before the Repayment Date; or

(b) within 12 months following the Repayment Date in the event of his death within six months after the Repayment Date; or

(c) within six months following his ceasing to be an Employee by reason of injury, disability, or retirement; or

(d) with the approval of the Committee within six months following his ceasing to be an Employee by reason of (i) A&A ceasing to have control of the Foreign Subsidiary for which he worked or (ii) the transfer of the business or part of the business in which he works to a person who is not a Subsidiary; or

(e) within six months following her ceasing to be an Employee by reason of pregnancy,


and for the purposes of the Plan (and, in particular, Section 8.2(e)), a woman who leaves employment due to pregnancy or confinement in circumstances where she has a legal right to return to work shall be deemed to have remained in employment until such time as she is no longer capable of exercising that right to return to work and not to have ceased to have been employed if she exercises that right.



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






SECTION 8.3 No person shall be treated for the purposes of the Plan as ceasing to be an Employee until he ceases to hold any office or employment in any Foreign Subsidiary.


SECTION 8.4 An Option shall lapse upon the occurrence of the earliest of the following events:

(a)     subject to (b) below, six months after the Repayment Date; or

(b)     where the Option Holder dies:

       (i)  before the Repayment Date, 12 months after the date of death; or

       (ii) within the period of six months after the Repayment Date, 12 months after the Repayment Date;

        (c) the expiry of any of the applicable periods specified in Sections 8.2(c), (d) and (e) save that, if at the time any of such applicable periods expire, time is running under Sections 8.2(a) and (b), the Option shall not lapse by reason of this Section 8.4(c) until the expiry of the period in Sections 8.4(a) and (b); or

(d) the date on which a Participant ceases to be an Employee for any reason other than those specified in Section 8.2; or

(e) the Participant fails to make more than six Monthly Contributions under the Savings Contract.


SECTION 8.5: Where an Option is exercised prematurely pursuant to Section 8.2 or
Article X, the number of Shares in respect of which it may be exercised shall be reduced so that it shall be proportionate to the length of time for which the Optionee has been making Monthly Contributions under the Savings Contract.


                                   ARTICLE IX

                      WITHDRAWALS FROM PARTICIPANT ACCOUNTS

Except for any officer of the Company who is subject to the reporting requirements of Section 16(a) of the US Securities Exchange Act of 1934, as amended (an "Executive Officer"), Participants may cease participation in an Offering at any time prior to the Expiration Date and withdraw all cash amounts in their Account. Such withdrawal shall serve to cancel the

Participant's Option and the Participant shall thereupon cease his or her participation in such Offering. Partial cash withdrawals shall not be permitted. Cash withdrawal requests shall be made in such form and under such conditions as may be specified from time-to-time by the Committee. Executive Officers may not make cash withdrawals for so long as they remain Executive Officers.


                                    ARTICLE X

             RECAPITALIZATION OR REORGANIZATION AND STOCK DIVIDENDS

SECTION 10.1 If the Company shall be the surviving corporation in any merger, consolidation, or reorganization, each outstanding Option shall pertain to and apply to the securities to which a holder of a number of shares subject to the Option would have been entitled. In the event of a dissolution or liquidation of the Company, or any merger, consolidation or reorganization in which the Company is not the surviving corporation, the Committee, at its election, may cause each outstanding Option to terminate, provided, however, that each Optionee shall, in such event, subject to such rules and limitations of uniform application as the Committee may prescribe, be entitled to the rights of terminating Participants provided in Article VIII.


SECTION 10.2 The aggregate number of Shares which may be purchased by the exercise of outstanding Options and the Purchase Price per share covered by each such outstanding Option and the number of Shares held in a Participant's Account, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such Shares effected without the receipt of consideration by the Company.


SECTION 10.3 The grant of an Option under the Plan shall not affect in any way the Company's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                   ARTICLE XI

                              AMENDMENT OF THE PLAN

Subject to the provisions of the Company's Stock Plan, the Committee may suspend or terminate the Plan, reconstitute the Plan in whole or in part, or amend or revise the Plan in any respect whatsoever except that no change shall be made in the terms of any outstanding Option adverse to the interest of the Optionee without his consent.


                                   ARTICLE XII

                                  MISCELLANEOUS

Neither the Plan nor any document generated in connection herewith shall be construed to give any Employee the right to be retained in the employ of the Company.




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